SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 01/25/01
                        (Date of earliest event reported)



                        Sovereign Home Equity Loan Trust
                                Series 2000-1
        (Exact name of registrant as specified in governing instruments)



                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       2 Avenue De Lafayette, 6th Floor
                                Boston, MA 02111
              (Address of Principal Executive Offices) (Zip Code)


                                 (617) 662-1325
              (Registrant's telephone number, including area code)


                        Commission File Number 333-76627

                 51-0405239 (I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                        Sovereign Home Equity Loan Trust
                                Series 2000-1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                        Sovereign Home Equity Loan Trust
                                Series 2000-1

                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Sovereign Home Equity Loan Trust
                                Series 2000-1


           (Registrant)

Date:  01/25/01

  By:
  Name: James Byrnes
Title: Assistant Secretary
State Street Bank and Trust Company
as Trustee

Sovereign Home Equity Loan Trust
Series 2000-1
B323


Report to Certificateholders for Payment Date:      January 25, 2001
Payment Summary

                       Pass-Through  Interest     Original        Beginning      Principal
Class    CUSIP         Rate          Type         Balance         Balance        Paid
A-1      84604CAA5     0.072600      Fixed        75,719,000.00   75,719,000.00  3,824,989.95
A-2      84604CAB3     0.069600      Fixed        15,943,000.00   15,943,000.00  0.00
A-3      84604CAC1     0.071100      Fixed        40,746,000.00   40,746,000.00  0.00
A-4      84604CAD9     0.073200      Fixed        32,072,000.00   32,072,000.00  0.00
A-5      84604CAE7     0.077100      Fixed        32,864,000.00   32,864,000.00  0.00
A-6      84604CAF4     0.072500      Fixed        22,000,000.00   22,000,000.00  0.00
A-7      84604CAG2     0.073100      Fixed        150,000,000.00  150,000,000.00 2,615,747.37
R        N/A           0.000000      Residual     0.00            0.00           0.00
                                     Totals:      369,344,000.00  369,344,000.00 6,440,737.32







Interest       Interest       Total              Ending
Paid           Shortfall      Paid               Balance
458,099.95     0.00           4,283,089.90       71,894,010.05
92,469.40      0.00           92,469.40          15,943,000.00
241,420.05     0.00           241,420.05         40,746,000.00
195,639.20     0.00           195,639.20         32,072,000.00
211,151.20     0.00           211,151.20         32,864,000.00
132,916.67     0.00           132,916.67         22,000,000.00
913,750.00     0.00           3,529,497.37       147,384,252.63
0.00           0.00           0.00               0.00
2,245,446.47   0.00           8,686,183.79       362,903,262.68





Distributions per Certificate
               Beginning      Principal         Interest       Ending
Class          Cert Factor    Distrib           Distrib        Cert Factor
A-1            1.0000000      50.5155899        6.0500000      0.9494844
A-2            1.0000000      0.0000000         5.8000000      1.0000000
A-3            1.0000000      0.0000000         5.9250000      1.0000000
A-4            1.0000000      0.0000000         6.1000000      1.0000000
A-5            1.0000000      0.0000000         6.4250000      1.0000000
A-6            1.0000000      0.0000000         6.0416668      1.0000000
A-7            1.0000000      17.4383158        6.0916667      0.9825617
R              N/A            N/A               N/A            N/A










Deliquency Statistics:
                     30-59 Days      60-89 Days        90+ Days    REO
# of Loans           N/A             N/A               N/A         N/A
Ending APB           N/A             N/A               N/A         N/A

Foreclosures         Bankruptcy      Total
N/A                  N/A             N/A
N/A                  N/A             N/A

Number of Defaulted Mortgage Loans                 Aggregate Principal Balance
0                                                  0.00

Liquated Mortgage Loans
Loan Number                                        Unpaid Principal Amount
0                                                  0.00
0                                                  0.00


Real Estate Acquired through Foreclosure or Grand
Loan Number                                        Book Value
0                                                  0.00
0                                                  0.00



Aggregate Amount of:
Insured Payments                                       0.00
Liquidation Proceeds                                   0.00
Insurance Proceeds                                     0.00
Principal Recovery Fees                                0.00
Additional Trust Fund Expenses                         0.00
Additional Interest                                    0.00
Net Default Interest                                   0.00



Misc. Aggregate Amount:
The Overcollateralization Amount                       836,706.77
The Overcollateralization Release Amount               0.00
Targeted Overcollateralization Amount                  7,386,883.01
Distributable Excess Spread                            836,556.51
Net Liquidation Proceeds                               0.00
Trigger Event Occurred or Continuing                   NO
Compensating Interests                                 N/A


Collateral Information:

                            Closing         Beginning       Principal         Curtailments    Payoffs               Ending
Loan Count                  5556            5,556           N/A               N/A             84                    5,472
Balance                     369,344,150.26  369,344,150.26  271,653.74        35,802.18       5,296,724.89          363,739,969.45



Gross WAC                                                     0.10649
The Weighted Average Remaining Term to Maturity               N/A

Aggregate Amount of Collections
Principal                                                     5,604,180.81
Interest                                                      3,277,755.37
Seller's Payment for Repurchase or Substitude Mortgage Loans  0.00

Advances:
Current Monthly Advances
Current Montly Advances made from the Collection Account                    N/A
Mortgage Advances remain unreimbursed to the Collection Account             N/A
Interest accrued and payable to Master Servicer of unreimbursed P&I         N/A
Interest Payable to Master Servicer on Advances                             N/A
Aggregate Amount interest on Servicing Advances paid to Special Servicer    N/A

Fees:
Servicing Fees paid to Master Servicer                                153,893.40
All payments and reimbursements to the Master Servicer
Aggregate Amount paid to Certificate Insurer                          40,012.27
              Reimbursement Amount paid to Certificate Insurer        0.00
              Other Amounts due and owing to the Certificate Insurer  0.00
              Aggregate Premium Amount paid to Certificate Insurer    40,012.27
Trustee Fees                                                          1,846.72

         Org DCR  Cur DCR     Org Fitch      Cur Fitch      Org Moody's    Cur Moody's    Org S&P  Cur S&P
Class
A-1                           AAA            AAA            Aaa            Aaa            AAA      AAA
A-2                           AAA            AAA            Aaa            Aaa            AAA      AAA
A-3                           AAA            AAA            Aaa            Aaa            AAA      AAA
A-4                           AAA            AAA            Aaa            Aaa            AAA      AAA
A-5                           AAA            AAA            Aaa            Aaa            AAA      AAA
A-6                           AAA            AAA            Aaa            Aaa            AAA      AAA
A-7                           AAA            AAA            Aaa            Aaa            AAA      AAA
R                             N/A            N/A            N/A            N/A            N/A      N/A

